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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1997 included in this Form 10-K into Crescent Real Estate Equities Company's previously filed Registration Statements File No. 33-91438, No. 33-92548, No. 333-3450, No. 333-3452,
No. 333-3454, No. 333-13521, No. 33-21905 and No. 333-23005.


                                                ARTHUR ANDERSEN LLP


Dallas, Texas
March 20, 1997